                               POWER OF ATTORNEY

     Know all by these present, that the undersigned does hereby constitute and appoint John M. Gherlein, John J. Harrington and Mark Tepsich, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange
Commission ("SEC") in connection with the Ratner, Miller, Shafran Shareholders
Agreement among the undersigned and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned's name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of Forest City Realty
Trust, Inc., successor to Forest City Enterprises, Inc.; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

     Executed on this 7th day of January, 2016.

     /s/ Charles Ratner
     ---------------------------------
     Name: Charles Ratner

     Capacity:  See Exhibit A

                                   Exhibit A

     i.) Individually.

     Charles Ratner 1986 Remainder Interest Trust

     ii.)Trustee.

     Charles Ratner Revocable Trust dated 7/17/1981

     Max Ratner 1986 Family Trust fbo Kevin Ratner, Rachel Ratner, Jonathan
     Ratner & Adam Ratner Charles & IIana Ratner 2007 Equalizing Trust

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Kevin Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Rachel Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Jonathan Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO Adam
     Ratner

     James Ratner Trust Agreement dated December 5, 1983 FBO Austin Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Austin G. Ratner

     Daniel G. Ratner Revocable  Trust Agreement dated July 29, 1993

     James Ratner Trust Agreement dated December 5, 1983 FBO Daniel G. Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel G. Ratner

     Max Ratner 1986 Family  Trust  Agreement  dated  December 18, 1986 FBO
     Daniel  E.Ratner

     Daniel E. Ratner 1994 Trust Agreement dated March 26, 1994

     Mark Ratner Trust Agreement dated December 5, 1983 FBO Daniel E. Ratner

->   Stacy Ratner 1994 Trust Agreement dated March 26, 1994, as amended and restated Mark Ratner Trust Agreement dated December 5, 1983 FBO
     Stacy Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Stacy Ratner

     Ronald Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Matthew Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO Matthew
     Ratner

     Max Ratner 1988 Grandchildren's Trust Agreement dated December 21, 1988 FBO
     Matthew Ratner

     Ronald Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Matthew Ratner

     Ronald Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Sarah Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Sarah Ratner

     Max Ratner 1988 Grandchildren's Trust Agreement dated December 21, 1988 FBO
     Sarah Ratner

     Ronald Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Sarah Ratner

     iii.) Trust Advisor.

     Max Ratner 1988 Grandchildren's Trust

     Max Ratner 1999 Irrevocable Trust fbo Adam Ratner

     Ronald Ratner Revocable Trust Agreement dated December 18, 1986

     iv.) General Partner of RMS, Ltd.

                                POWER OF ATTORNEY

     Know all by these present, that the undersigned does hereby constitute and appoint John M. Gherlein, John J. Harrington and Mark Tepsich, and each of them, as the undersigned's true and lawful attorneys-in-fact and agents to do any and all things, and execute any or all instruments which, after the advice of counsel, said attorneys and agents may deem necessary and advisable to enable the undersigned to comply with the Securities Exchange Act of 1934, as amended, and any rules and regulations and requirements of the Securities and Exchange
Commission ("SEC") in connection with the Ratner, Miller, Shafran Shareholders
Agreement among the undersigned and certain other parties, including specifically, but without limitation thereof, power of attorney to sign the undersigned's name to a Form ID, Schedule 13D or 13G and any amendments thereto, or a Form 144, Form 3, Form 4 or Form 5 and any amendments thereto, to be filed with the SEC in respect of the shares of capital stock of Forest City Realty
Trust, Inc., successor to Forest City Enterprises, Inc.; and the undersigned does hereby ratify and confirm all that any of said attorneys and agents shall do or cause to be done by virtue hereof.

     Executed on this 8th day of January, 2016.

     /s/ James Ratner
     ---------------------------------
     Name: James Ratner

     Capacity:  See Exhibit A

                                    Exhibit A

     i.) Individually.

     ii.) Trustee.
     James Ratner Revocable Trust dated 12/04/1981

     Max Ratner 1986 Family Trust fbo Daniel G. Ratner

     Max Ratner 1988 Grandchildren's Trust fbo Daniel G. Ratner

     Max Ratner 1986 Family Trust fbo Austin Ratner
     Max Ratner 1999 Irrevocable Trust fbo Daniel G. Ratner

     Albert B. Ratner 1986 Grandchildren's Trust Agreement dated December
     29, 1986 FBO David Ratner

     Albert B. Ratner 1989 Grandchildren's Trust Agreement dated June 12, 1989
     FBO Emily Ratner

     Albert B. Ratner 1989 Grandchildren's Trust Agreement dated June 12, 1989
     FBO Anna Salzberg

     Albert B. Ratner 1989 Grandchildren's Trust Agreement dated June 12, 1989
     FBO Eric Salzberg

     Charles Ratner Revocable Trust Agreement dated July 17, 1981, as amended and restated

     Charles Ratner Trust Agreement dated December 5, 1983 FBO Kevin Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Kevin Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Rachel Ratner

     Jonathan Ratner 1992 Trust Agreement dated January 2, 1992

     Max Ratner 1986 Family Trust Agreement dated December 18,1986 FBO
     Jonathan Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Adam Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel E. Ratner

     Mark Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Daniel E. Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Daniel E. Ratner

     Max Ratner 1988 Grandchildren's Trust Agreement dated December 21, 1988 FBO
     Daniel E. Ratner

     Daniel E. Ratner 1994 Trust Agreement dated March 26, 1994

     Mark Ratner Trust Agreement dated December 5, 1983 FBO Daniel E. Ratner

->   Stacy Ratner 1994 Trust Agreement dated March 26, 1994

     Mark Ratner Trust Agreement dated December 5, 1983 FBO Stacy Ratner

     Mark Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Stacy Ratner

     Mark Ratner 1989 Irrevocable Trust Agreement dated May 9, 1989 FBO
     Stacy Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Stacy Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Matthew Ratner

     Max Ratner 1986 Family Trust Agreement dated December 18, 1986 FBO
     Sarah Ratner

     iii.) Trust Advisor.

             Austin G. Ratner 1992 Trust

             Daniel G. Ratner 1993 Trust